UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
Endo International plc
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to Be Held on June 11, 2020.

ENDO INTERNATIONAL PLC

endo

ENDO INTERNATIONAL PLC
FIRST FLOOR, MINERVA HOUSE
SIMMONSCOURT ROAD, BALLSBRIDGE
DUBLIN 4, IRELAND
ATTN: YOON AH OH

D08996-P33309

Meeting Information

Meeting Type: Annual General Meeting
For holders as of: April 13, 2020
Date: June 11, 2020 **Time:** 8:00 a.m. (Local Time)
Location: ENDO INTERNATIONAL PLC
First Floor, Minerva House
Simmonscourt Road, Ballsbridge
Dublin 4, Ireland

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ENDO INTERNATIONAL PLC 2019 ANNUAL REPORT ON FORM 10-K IRISH How to STATUTORY View Online: ACCOUNTS Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods D08997-P33309 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote “FOR” the election of all of the following Directors to serve until the next Annual General Meeting of Shareholders or until their successors are duly elected and qualied: 1. Election of Directors to serve until the next Annual General Meeting of the Shareholders Nominees: 1a. Paul V. Campanelli 1b. Blaise Coleman 1c. Mark G. Barberio 1d. Shane M. Cooke 1e. Nancy J. Hutson, Ph.D. 1f. Michael Hyatt 1g. Roger H. Kimmel 1h. William P. Montague The Board of Directors recommends you vote “FOR” the following proposals: 2. To approve, by advisory vote, named executive ofcer compensation. 3. To approve the Endo International plc Amended and Restated 2015 Stock Incentive Plan. 4. To renew the Board’s existing authority to issue shares under Irish law. 5. To renew the Board’s existing authority to opt-out of statutory pre-emption rights under Irish law. 6. To approve the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting rm for the year ending December 31, 2020 and to authorize the Board of Directors, acting through the Audit Committee, to determine the independent registered public accounting rm’s remuneration. D08998-P33309

D08999-P33309